SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 30, 2006


                         Commission file number 0-14061


                             STEEL TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

           Kentucky                                        61-0712014
   (State or other jurisdiction of                     (I.R.S. Employer
    incorporation or organization)                    Identification No.)

                 15415 Shelbyville Road, Louisville, KY   40245
               (Address of principal executive offices) (Zip Code)

                                 (502) 245-2110
              (Registrant's telephone number, including area code)

                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 31, 2006, Steel Technologies Inc. issued a press release announcing its preliminary financial results for the fourth quarter and fiscal year ended September 30, 2006 and a restatement of financial results for prior periods. For further information, see Item 4.02(a) below and the text of the press release attached hereto as Exhibit 99.

The information furnished pursuant to this Item 2.02 and the attached Exhibit regarding the announcement of fourth quarter and year-end financial results shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of this section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 4.02(a) Non-reliance on previously issued financial statements or a related audit report or completed interim review.

During the fiscal 2006 year-end close, management became aware of adjustments to prior period financial results relating to the accounting for certain deferred tax assets and liabilities. On October 30, 2006, management reviewed the reasons for the adjustments with the Audit Committee of the Board of Directors, the full Board, and PricewaterhouseCoopers LLP, the company's independent registered public accounting firm, and recommended that the company restate its financial statements for the first three quarters of fiscal 2006 and the quarters and full years prior to fiscal 2006. The Audit Committee and the Board, with the concurrence of the independent auditors, agreed with management's recommendation to restate prior financial statements to correct the accounting for certain deferred tax assets and liabilities, and concluded that previously issued earnings releases and financial statements should not be relied upon. The Audit Committee has discussed this matter with PricewaterhouseCoopers LLP. The company expects to finalize restated amounts by the time of the filing of its Annual Report on Form 10-K for the fiscal year ended September 30, 2006.

Management believes that its internal control over financial reporting and disclosure controls and procedures are effective. Management is currently assessing the impact this matter has on its previously-issued report on internal control over financial reporting as of September 30, 2005 and management's conclusions regarding the Company's disclosure controls and procedures.


Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits

Exhibit Number    Description

Exhibit 99 Press release issued by Steel Technologies on October 31, 2006, regarding the financial results for the fourth quarter and fiscal year ended September 30, 2006 and restatement of financial statements.




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL TECHNOLOGIES INC.
    (Registrant)




By   /s/ Bradford T. Ray
     ---------------------
        Bradford T. Ray
        Chief Executive Officer



Dated:  October 31, 2006

                                   EXHIBIT 99


                                  NEWS RELEASE

Contact: Bradford T. Ray                    Roger D. Shannon
         Chief Executive Officer            Chief Financial Officer
         502/245-2110                       502/245-2110

         STEEL TECHNOLOGIES REPORTS FOURTH QUARTER AND FULL YEAR RESULTS
                                  -------------
    Fourth Quarter Net Income Totals $3.2 Million or $0.24 Per Diluted Share
                                  -------------
                Company to Restate Prior Results for Adjustments
                     to Deferred Tax Assets and Liabilities



LOUISVILLE, Ky. (October 31, 2006) - Steel Technologies Inc. (NASDAQ: STTX) today reported preliminary results for the fourth quarter and fiscal year ended September 30, 2006. The Company also announced that it plans to restate previous financial results to correct the accounting for certain deferred tax assets and liabilities.

     Management expects that the restatement will result in a cumulative increase to shareholders' equity through June 30, 2006, of approximately $1.6 million. Management is currently evaluating the impact of the restatement on net income and earnings per diluted share for prior periods. The restatement will not have any impact on the Company's cash flows or revenues. The Company expects to finalize restated amounts for previous periods by the time it files its Annual Report on Form 10-K for the fiscal year ended September 30, 2006.

     For the three months ended September 30, 2006, sales increased 5% to $202.3 million from $193.1 million for the same period a year ago. Net income for the quarter was $3.2 million or $0.24 per diluted share. For the fiscal year ended September 30, 2006, sales declined 8% to $876.3 million from $957.7 million for the same period last year. Net income for fiscal 2006, preliminarily adjusted for the restatement, was $15.1 million or $1.15 per diluted share.

     "This past year marked the thirty-fifth anniversary of our company and our thirty-fifth consecutive year of profitability," said Bradford T. Ray, Chairman and Chief Executive Officer. "This represents another milestone for our dedicated team as we continue to focus on our long-term goal to build the most profitable steel processing company in North America.

     "Our sales and earnings in 2006 were below the record levels achieved in 2005 as a more competitive environment in the steel processing sector and reduced automotive schedules put pressure on our operating margins," Ray continued. "While our fourth quarter earnings were significantly above the weak year-earlier period, they remain well below our internal expectations, and we are working hard to improve our results. In the short term, we see similar volumes for our first fiscal quarter of 2007.


                                     -MORE-

STTX Reports Year-End 2006 Results
Page 2
October 31, 2006


     The continued expansion of our platform, including growth in Mexico and our recent acquisition of Kasle Steel, is generating increased marketing opportunities," Ray added. "Looking ahead, we expect to further capitalize on these growth opportunities in 2007. Our 2007 capital projects are focused on productivity enhancements to existing operations and the construction of our Greenfield site in Juarez, Mexico. Construction in Juarez is underway, and this facility should be operational by April 2007. We remain very confident in our ongoing strategies, market position and value proposition."

     A live broadcast of Steel Technologies' conference call will begin at 10:00 a.m. Eastern Time today. An online replay will be available approximately two hours following the conclusion of the live broadcast and will continue through December 1, 2006. A link to this event will be available at the Company's website.

     Steel Technologies processes flat-rolled steel to specific thickness, width, temper, finish and shape requirements for automotive, appliance, lawn and garden, office furniture, agriculture, construction, hardware, and consumer goods. The Company now has 23 facilities, including its joint-venture operations,  located  throughout  the United  States,  Mexico and  Canada.  More information about the Company may be found on the World Wide Web at www.steeltechnologies.com.

     Statements contained in this release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties (contained in the Company's SEC filings), which could cause actual results to differ materially from those projected. SEC filings may be obtained from the SEC or by contacting the Company.





                                     -MORE-

STTX Reports Year-End 2006 Results
Page 3
October 31, 2006



                         STEEL TECHNOLOGIES INC.
                  Condensed Consolidated Balance Sheets

                                                   September 30
(In thousands)                                          2006
---------------------------------------------------------------
ASSETS
Current assets:
   Cash and cash equivalents ...................      $  12,066
   Trade accounts receivable, net ..............        104,356
   Inventories .................................        181,267
   Deferred income taxes .......................          2,345
   Prepaid expenses and other assets ...........          6,620
   Assets held for sale ........................            -
                                                      ---------
      Total current assets .....................        306,654

Property, plant and equipment, net .............        109,654

Investments in and advances to
   unconsolidated affiliates ...................         64,143

Goodwill .......................................         25,153

Other assets ...................................          5,686
                                                      ---------
                                                      $ 511,290
                                                      =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable ............................      $  75,821
   Accrued liabilities .........................         15,896
   Income taxes payable ........................          3,590
   Long-term debt due within one year ..........            990
                                                      ---------
      Total current liabilities ................         96,297

Long-term debt .................................        117,736
Deferred income taxes ..........................         19,965
Other long-term liabilities ....................          7,265
                                                      ---------
      Total liabilities ........................        241,263
                                                      ---------
Commitments and contingencies

 Shareholders' equity:
   Preferred stock .............................            -
   Common stock.................................         71,176
   Treasury stock...............................        (24,486)
   Additional paid-in capital ..................          6,551
   Retained earnings ...........................        220,186
   Accumulated other comprehensive loss ........         (3,400)
                                                      ---------
     Total shareholders' equity ................        270,027
                                                      ---------
                                                      $ 511,290
                                                      =========




                                     -MORE-

STTX Reports 2006 Year-End Results
Page 4
October 31, 2006

                             STEEL TECHNOLOGIES INC.
                   Condensed Consolidated Statements of Income

(Amounts in thousands,                 Three Months Ended    Twelve Months Ended
except per share results)                 September 30          September 30
--------------------------------------------------------------------------------
                                              2006                  2006
                                           -------------------------------------
Sales .....................................  $ 202,304            $ 876,280
Cost of goods sold ........................    187,617              818,512
                                              --------             --------
      Gross profit ........................     14,687               57,768

Selling, general and
   administrative expenses ................     10,157               38,515
Equity in net income of
   unconsolidated affiliates ..............      2,188                5,887
                                              --------             --------
   Operating income .......................      6,718               25,140

Interest expense, net .....................      1,632                4,273
                                              --------             --------
   Income before income taxes .............      5,086               20,867

Provision for income taxes ................      1,909                6,757
                                              --------             --------
   Net income from continuing
      operations ..........................  $   3,177            $  14,110

Discontinued operations, net
   (including gain on disposal of
   $271, net for the twelve
   months ended September 30, 2006) .......        (27)                 983
                                              --------             --------
Net income ................................  $   3,150            $  15,093
                                              ========             ========

Diluted weighted average number of
   common shares outstanding ..............     13,149               13,117
                                              ========             ========

Diluted earnings per common share:
   From continued operations ..............  $   0.24             $    1.08
   From discontinued operations ...........     (0.00)                 0.07
                                              --------             --------
                                             $   0.24             $    1.15
                                              ========             ========

Basic weighted average number of
   common shares outstanding ..............     12,975               12,956
                                              ========             ========

Basic earnings per common share:
   From continued operations ..............  $   0.24             $    1.09
   From discontinued operations ...........     (0.00)                 0.08
                                              --------             --------
                                             $   0.24             $    1.16
                                              ========             ========
Cash dividends per common share ...........  $   0.00             $    0.30
                                              ========             ========



                                      -END-